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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 19, 2001
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                Date of Report (Date of earliest event reported)



                               CORIXA CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-22891                  91-1654387
----------------------------      --------------------       -------------------
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
of Incorporation)                                            Identification No.)


           1124 COLUMBIA STREET, SUITE 200, SEATTLE, WASHINGTON 98104
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               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 754-5711
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              (Registrant's Telephone Number, Including Area Code)

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On March 19, 2001, Corixa Corporation ("Corixa") announced the receipt of a complete review letter from the U.S. Food and Drug Administration (the "FDA") following the agency's review of the biologics license application ("BLA") for Bexxar(TM). In the complete review letter, the FDA outlined additional clinical and manufacturing information that Corixa must submit as a result of the review. A copy of the press release relating to the complete review letter is attached as Exhibit 99.1.

        On March 19, 2001, Corixa also announced a modified operating plan adopted after receiving the complete review letter. Corixa modified its operating plan as a result of Bexxar's delayed market introduction. Corixa will initiate immediate expense reductions, including a 10% to 15% reduction in workforce size. A copy of the press release relating to the modified operating plan and the associated workforce reduction is attached as Exhibit 99.2.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



        99.1 Corixa Corporation press release dated March 19, 2001, announcing receipt of a complete review letter from the FDA following the FDA's evaluation of the BLA for Bexxar.

        99.2 Corixa Corporation press release dated March 19, 2001, announcing adoption of a modified operating plan after receipt of the complete review letter from the FDA following the FDA's evaluation of the BLA for Bexxar.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CORIXA CORPORATION

Dated: March 26, 2001                  By /s/ Michelle Burris
                                          --------------------------------------
                                       Name:  Michelle Burris
                                       Its:  Senior Vice President and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit Number      Description
    --------------      -----------
         99.1           Corixa Corporation press release dated March 19, 2001,
                        announcing receipt of a complete review letter from the
                        FDA following the FDA's evaluation of the BLA for
                        Bexxar.

         99.2 Corixa Corporation press release dated March 19, 2001, announcing adoption of a modified operating plan after receipt of the complete review letter from the FDA following the FDA's evaluation of the BLA for Bexxar.